SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549



                                 FORM 8-K

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):
                       August 22, 1996



     Residential Funding Mortgage Securities I, Inc.

   (Exact name of registrant as specified in its charter)



   DELAWARE          33-95932       51-0368240
(State or other        (Commission         (I.R.S. employer
jurisdition of            file number)         identification
incorporation)                                        no.)



8400 Normandale Lake Blvd., Suite 600, Minneapolis, MN
(Address of principal executive offices)      55437
                                                                  (Zip code)


Registrant's telephone number, including area code
(612) 832-7000




(Former name or former address, if changed since last
 report)
Item 5.  Other Events.

       On August 29, 1996 Registrant will issue
$273,939,738  initial principal amount of Mortgage Pass-
Through Certificates, Series 1996-QS4, Class A-I-1, Class
A-I-2, Class A-I-3, Class A-I-4, Class A-I-5, Class A-I-6, Class A-I-7, Class A-I-8, Class A-I-9, Class A-I-10, Class A-II-1, Class A-II-2, Class A-P, Class R-I, Class R-II,Class M-1, Class M-2,
 Class M-3 (the "Offered Certificates"), Class B-1, Class B-2 and Class B-3 (together with the Offered Certificates, the
"Certificates") pursuant to a Pooling and Servicing
 Agreement to be dated as of August 1, 1996, among the Registrant, Residential Funding Corporation, as Master  Servicer, and Bankers Trust Company, as
Trustee.  In connection with the sale of the Series
1996-QS4 Class A-I-1, ClassA-I-2, Class A-I-3,
 Class A-I-4, Class A-I-5, Class A-I-6, Class A-
I-7, Class A-I-8, Class A-I-9, Class A-I-10,
 Class A-II-1, Class A-II-2, Class R-I, Class R-II,
 (the "Morgan Stanley & Co. Incorporated and
 Salomon Brothers Inc. Underwritten Certificates") and the Class M-1, Class M-2 and Class M-3 Certificates (the
"Donaldson, Lufkin & Jenrette Securities Corporation", which together with the Morgan Stanley & Co.
 Incorporated and Salomon Brothers Inc.
underwritten certificates are hereinafter referred to collectively as the "Underwritten Certificates"), the Registrant has been advised by Morgan Stanley & Co.
Incorporated and Donaldson, Lufkin & Jenrette Securities Corporation
 (collectively, the "Underwriters") that the
Underwriters have furnished to prospective investors certain yield tables and other computational materials
(the "Computational Materials") with respect to the Underwritten Certificates following the effective date of the Registrant's Registration Statement (No. 33-95932) but prior to the availability of a final Prospectus relating to the Underwritten Certificates, which Computational Materials are being filed manually as exhibits to this report.

       The Computational Materials filed herewith have been provided solely by the Underwriters. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

       The Computational Materials were prepared by the Underwriters at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

       In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational
Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten
Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates.

       Certain assumptions may have been made in the Computational Materials which have resulted in certain returns which are detailed in the Computational
Materials. No representation is made that any returns set forth in the Computational Materials will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not indicative of future results.


Item 7.  Financial Statements, Pro Forma Financial
Information and Exhibits.

             (a)    Not applicable

             (b)    Not applicable

             (c)    Exhibits

                    99.1   Computational Materials prepared by
                           Morgan Stanley & Co. Incorporated  in
                           connection with the sale of the
                           Morgan Stanley & Co. Incorporated
                           Certificates of the Registrant.

                    99.2   Computational Materials prepared by
                          Donaldson, Lufkin & Jenrette Securities Corporation in connection with the sale of the Salomon
                           Brothers Underwritten Certificates
                           of the Registrant.


                                SIGNATURES



             Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 RESIDENTIAL FUNDING MORTGAGE
                                   SECURITIES I, INC.



                                 By:    \s\ Randy Van Zee

                                 Name:   Randy Van Zee
                                 Title:    Vice President


Dated:  August 22, 1996


                             INDEX OF EXHIBITS


 Exhibit    Description                            Page




99.1     Computational Materials prepared by
         Morgan Stanley & Co. Incorporated  in
         connection with the sale of the
         Morgan Stanley & Co. Incorporated
         Certificates of the Registrant.




99.2    Computational Materials prepared by
        Donaldson, Lufkin & Jenrette Securities Corporation in connection with the sale of the Salomon
        Brothers Underwritten Certificates
        of the Registrant.